EXHIBIT 32.1

CERTIFICATION OF INTERIM CHIEF EXECUTIVE OFFICER

AND ACTING PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jones Soda Co. (the “Company”) on Form 10-Q for the fiscal quarter ended September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Jamie Colbourne, Interim Chief Executive Officer and Acting Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jamie Colbourne
Jamie Colbourne
Interim Chief Executive Officer and Acting Principal Financial Officer

November 10, 2020